UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/22/2004

HEADWATERS INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27808

DE	870547337
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

10653 S. Riverfront Parkway Suite 300
South Jordan, UT 84095
(Address of Principal Executive Offices, Including Zip Code)

801-984-9435
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

(c)        Exhibits. The following exhibit is furnished pursuant to Item 12 of Form 8-K:
        99        Press Release dated January 23, 2004: Results for the quarter ended December 31, 2003.

Item 12.    Results of Operations and Financial Condition

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Headwaters, whether made before or after the date hereof, regardless of any general incorporation language in such filing. On January 23, 2004, we issued our December 2003 quarterly earnings press release. A copy of that press release is attached hereto as Exhibit 99.

In the press release, we use the terms "EBITDA" and "current ratio." These financial measures are widely accepted financial indicators used by certain investors and financial analysts to assess and compare financial performance, and EBITDA is an integral part of Headwaters' debt covenants.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Date: January 23, 2004.	By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Earnings Release